UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2008

WORKSTREAM INC.

(Exact Name of Registrant as Specified in Charter)

CANADA	001-15503	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA K2K-3G1

(Address of Principal Executive Offices) (Zip Code)

(613) 270 0619

 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On June 13, 2008, Workstream Inc. (the “Company”) terminated the Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Workstream Merger Sub Inc., a wholly-owned subsidiary of the Company, Empagio Acquisition LLC (“Empagio”), and SMB Capital Corporation, a wholly-owned subsidiary of Empagio (“SMB”), pursuant to Sections 7.01(d) and (f) of the Merger Agreement. The notice that the Company delivered to Empagio terminating the Merger Agreement also demanded that Empagio and/or SMB pay the Company a $5,000,000 termination fee pursuant to Section 7.02(d) of the Merger Agreement.

Attached hereto as Exhibit 99 is a press release issued on June 13, 2008 announcing the Company’s termination of the Merger Agreement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99	Press release issued by Workstream Inc. on June 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSTREAM INC.

Dated: June 13, 2008	By:	/s/ Steve Purello
Name: Steve Purello Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press release issued by Workstream Inc. on June 13, 2008.